Exhibit 32

CERTIFICATION OF PERIODIC REPORT OF
PRINCIPAL EXECUTIVE OFFICER
AND OF
PRINCIPAL FINANCIAL OFFICER
OF

ROCHESTER GAS AND ELECTRIC CORPORATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          We, James P. Laurito, President, and Joseph J. Syta, Vice President - Controller & Treasurer, of Rochester Gas and Electric Corporation, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Rochester Gas and Electric Corporation's Quarterly Report on Form 10-Q for the quarter ended September 30, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Rochester Gas and Electric Corporation.

Dated: November 4, 2004

    /s/James P. Laurito
        James P. Laurito
        President

    /s/Joseph J. Syta
        Joseph J. Syta
        VicePresident - Controller
         & Treasurer